UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2010

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2010 we issued a press release announcing that Luis A. Müller has been appointed President of our newly-formed Semiconductor Equipment Group which encompasses Cohu subsidiaries Delta Design, Inc. and Rasco GmbH, effective as of January 10, 2011.

Mr. Müller, 41, has fourteen years experience in the semiconductor equipment industry, including from July 2005 as Vice President of the High Speed Handling Group for Delta Design, Inc. and additionally since January 2009 as Managing Director of Rasco GmbH in Kolbermoor, Germany. Previously, Mr. Müller spent nine years at Teradyne, where he held executive positions in engineering and business development. Mr. Müller has a PhD in Mechanical Engineering from Massachusetts Institute of Technology.

Mr. Müller will receive a base salary of $310,000 per year and will be an at-will employee. As an executive officer, Mr. Müller will be eligible to participate in our executive incentive bonus plan for fiscal 2011. The terms and conditions, including performance goals, of our 2011 executive incentive bonus plan for executive officers have not yet been established. Mr. Müller’s annualized target bonus for 2011 will equal 70% of his base salary, based on satisfaction of certain corporate and individual performance objectives to be scheduled in 2011.

On January 10, 2011, Mr. Müller will be granted a stock option to purchase 28,750 shares of Cohu’s Common Stock and 10,416 restricted stock units (RSUs) under the Cohu, Inc. 2005 Equity Incentive Plan (the "Plan"). The stock option will (i) vest 25% annually over the four-year vesting period, (ii) expire ten years from the grant date and (iii) have an exercise price equal to the closing price of Cohu Common Stock on the grant date. Each RSU (i) represents a contingent right to receive one share of Cohu Common Stock, (ii) will vest 25% annually over the four-year vesting period and (iii) vested shares will be delivered on or shortly after the vesting date as required by the Plan. Mr. Müller will also receive a $750 per month car allowance and other benefits generally available to other Cohu employees.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. - 99.1

Description - Press release dated December 29, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

December 30, 2010	By:	James A. Donahue

Name: James A. Donahue
Title: Chairman, President & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 29, 2010